UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  October 26, 2012

Fuel Doctor Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-161052	26-2274999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

23961 Craftsman Road L, Calabasas, California

    91302

   (Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code:  (818) 224-5678

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

USA-Canada Agency  Agreement Amendment

On October 26, 2012, Fuel Doctor Holdings, Inc. (the “Company”) and A to Z Innovations (the “Licensor”) entered into an amendment  to the agency agreement, dated December 15, 2009 by and between the Licensor and the Company (the “Domestic Agreement”) pursuant to which the parties agreed to, among other things (i) change the effective date of the Domestic Agreement from December 15, 2009 to June 15, 2010, (ii) modify the pricing terms, (iii) the exclusivity of the Domestic Agreement is subject to the Company meeting the revised minimum purchase orders requirements during the initial term of the Domestic Agreement as set forth below:

Contract Year Ending: 6/15/2016 5 year initial contract. USA-Canada	Minimum Number of Units Requirement
First year ( 12/15/2009- 12/15/2010)	110,000
Second year (12/15/2010-6/15/2013)	200,000
Third year (6/15/2013-6/15/2014)	250,000
Fourth year (6/15/2014-6/15/2015)	400,000
Fifth year (6/15/2015-6/15/2016)	600,000

and (iv) if the term of the Domestic Agreement is extended for the additional ten year period, the exclusivity of the Domestic Agreement is subject to the Company meeting the revised minimum purchase orders requirements during the additional term of the Domestic Agreement as set forth below:

Contract Year Ending: 6/15/2026 10 Year renewal USA-Canada	Minimum Number of Units Requirement
First year (6/15/2016-6/15/2017)	800,000
Second year (6/15/2017-6/15/2018)	1,000,000
Third year (6/15/2018-6/15/2019)	1,250,000
Fourth year (6/15/2019-6/15/2020)	1,200,000
Fifth year (6/15/2020-6/15/2021)	1,150,000
Sixth year (6/15/2021-12/15/2022)	950,000
Seventh year (6/15/2022-6/15/2023)	900,000
Eighth year (6/15/2023-6/15/2024)	850,000
Ninth year (6/15/2024-6/15/2025)	800,000
Tenth year (6/15/2025-6/15/2026)	750,000

International Agent Agreement Amendment

On October 26, 2012, the Company and the Licensor entered into an amendment to the international agency agreement, dated March 27, 2012, by and between the Licensor and the Company (the “International Agreement”) pursuant to which the parties agreed to, among other things, (i) change the effective date of the International Agreement from February 1, 2012 to August 1, 2012, (ii) the exclusivity of the International Agreement is subject to the Company meeting the revised minimum purchase orders requirements during the initial term of the International Agreement as set forth below:

Contract Year Ending: 08/01/2017 5 year initial contract: International	Minimum Number of Units Requirement
First year (08/01/2012-08/01/2013)	80,000
Second year (08/01/2013-08/01/2014)	160,000
Third year (08/01/2014-08/01/2015)	350,000
Fourth year (08/01/2015-08/01/2016)	500,000
Fifth year (08/01/2016-08/01/2017)	700,000

and (iii) if the term of the International Agreement is extended for the additional ten year period, the exclusivity of the International Agreement is subject to the Company meeting the revised minimum purchase orders requirements during the additional term of the International Agreement as set forth below:

Contract Year Ending: 8/1/2027 10 Year renewal: International	Minimum Number of Units Requirement
First year (08/01/2017-08/01/2018)	750,000
Second year (08/01/2018-08/01/2019)	1,000,000
Third year (08/01/2019-08/01/2020)	1,250,000
Fourth year (08/01/2020-08/01/2021)	1,200,000
Fifth year (08/01/2021-08/01/2022)	1,150,000
Sixth year (08/01/2022-08/01/2023)	950,000
Seventh year (08/01/2023-8/01/2024)	900,000
Eighth year (08/01/2024-08/01/2025)	850,000
Ninth year (08/01/2025-08/01/2026)	800,000
Tenth year (08/01/2026-08/01/2027)	750,000

The foregoing information is a summary of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached as an exhibit to this Current Report on Form 8-K.  Readers should review such agreements for a complete understanding of the terms and conditions associated with these transactions.

Item 9.01

Financial Statements and Exhibits.

10.1	Agreement Amending USA-Canada Agency Contract, dated October 26, 2012, by and between Fuel Doctor Holdings, Inc. and A to Z Innovations †
10.2	Agreement Amending International Agency Contract, dated October 26, 2012, by and between Fuel Doctor Holdings, Inc. and A to Z Innovations

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†           Confidential treatment is requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Exchange Act. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL DOCTOR HOLDINGS, INC.

Date:  November 16, 2012

By: /s/ Mark Soffa

Mark Soffa

Chief Executive Officer